UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2017

FSB BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37831	81-2509654
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (585) 223-9080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to SERPs.  On September 27, 2017, Fairport Savings Bank (the "Bank"), the wholly-owned subsidiary of FSB Bancorp, Inc. (the "Company"), adopted individual amendments to the (1) Fairport Savings Bank Supplemental Executive Retirement Plan, for which Dana Gavenda, President and Chief Executive Officer is a participant, and (2) Supplemental Executive Retirement Agreement with Kevin D. Maroney, Chief Operating Officer and Chief Financial Officer (collectively, the "SERPs").  The amendments: (1) require that benefit obligations due to the participants under the SERPs will be paid by the Bank into an irrevocable grantor trust for the benefit of the participants in the SERPs upon on a change in control of the Company or the Bank; and (2) limit the Bank's right to unilaterally accelerate the payments due to the participants under the SERPs.

The foregoing descriptions of the material terms of each of the aforementioned amendments to the SERPs do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01	Other Events.
On October 2, 2017, the Company granted a total of 146,080 stock options and 60,200 restricted stock awards under the FSB Bancorp, Inc. 2017 Equity Incentive Plan (the "Plan") to officers and directors of the Company and the Bank.  Each award granted under the Plan is evidenced by an award agreement signed by the grantee.

The Incentive Stock Option Award Agreement and the Non-Statutory Stock Option Award Agreement provide the terms of individual option grants, including the number of options granted, the exercise price per share, the date of grant, the vesting schedule, restrictions on transfer, the effect of termination under certain conditions, and the term and expiration date of the options.

The Restricted Stock Award Agreement provides the terms of individual restricted stock awards, including the number of shares awarded, the vesting schedule, restrictions on transfer, grantee rights prior to vesting of awards, and the effect of termination under certain conditions.

The foregoing description of the material terms of each of the aforementioned award agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.3, 10.4 and 10.5 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not Applicable.
(d)	Exhibits.
	10.1	Amendment to Fairport Savings Bank Supplemental Executive Retirement Plan, dated September 27, 2017.
	10.2	Amendment to the Supplemental Executive Retirement Agreement between Fairport Savings Bank and Kevin D. Maroney, dated September 27, 2017.
10.3
Form of Restricted Stock Award Agreements (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-8 (File No. 333-220742), filed with the Securities and Exchange Commission on September 29, 2017).

10.4
Form of Incentive Stock Option Award Agreement (incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-8 (File No. 333-220742), filed with the Securities and Exchange Commission on September 29, 2017).

10.5
Form of Non-Statutory Stock Option Award Agreements (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-8 (File No. 333-220742), filed with the Securities and Exchange Commission on September 29, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSB BANCORP, INC.
DATE: October 2, 2017	By:	/s/ Kevin D. Maroney
Kevin D. Maroney
Chief Operating Officer and Chief Financial Officer